SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                           Current Report Pursuant to
                             Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




      Date of Report (Date of Earliest Event Reported): September 11, 2001
                                                        -------------------




                            COACHMEN INDUSTRIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)




                                     Indiana
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                 (State or Other Jurisdiction of Incorporation)





           1-7160                                        35-1101097
--------------------------------         ---------------------------------------
   (Commission File Number)              (I.R.S. Employer Identification Number)



2831 Dexter Drive, Elkhart, Indiana                      46514
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(Address of Principal Executive Offices)               (Zip Code)



                                 (219) 262-0123
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              (Registrant's Telephone Number, Including Area Code)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

                  Exhibit No.      Exhibit
                  -----------      -------

                  99.1 Press Released dated September 11, 2001 announcing expected profitability in 2001 but at lower levels than previously anticipated.


ITEM 9.  INFORMATION FURNISHED PURSUANT TO REGULATION FD.

         On September 11, 2001, the Company filed a press release announcing expected profitability in 2001 but at lower levels than previously anticipated. A copy of the press release is attached as Exhibit 99.1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            COACHMEN INDUSTRIES, INC.


                                            By:   /s/ Richard M. Lavers
                                                --------------------------------
                                                  Richard M. Lavers
                                                  General Counsel & Secretary



Dated:  September 12, 2001